                                                                      Exhibit 99


                          Banc of America Securities


                   Bank of America Mortgage Securities, Inc.
                                 BOAMS 2001-6
                       30 Year Jumbo Fixed Rate Product
                            Collateral Description

                                    Group I

Product                                                      Jumbo 30 Year Fixed
Amount                                                               500,000,000 +/-5%
Settle                                                              May 30, 2001
Gross WAC                                                                 7.400% +/-15bps
WAC Range                                              Range [less than]=325 bps
Servicing Fee                                                             25 bps
WAM                                                                          357 +/-2mos
Weighted Average LTV                              [less than or equal to] 77.50%
LTV (greater than) 80% and (less than) 90.01%                 [less than] 13.00%
LTV (greater than) 90%                                         [less than] 6.00%
Maximum Loan Amount                                                   $1,000,000
Average Loan Balance                                                    $420,000 +/-$20,000

Occupancy                                       [greater than]90% Owner Occupied
                                                       [greater than]90% Primary
                                                         [less than]7% Secondary
                                                          [less than]2% Investor

Delinquency                                                          All Current
Property Type                                       [greater than]90% SF and PUD
Documentation Type                                [greater than]95% Full/Reduced
Loan Purpose                                             [less than]20% cash-out
State Concentration                                            [less than]50% CA
Zip Code Concentration                                        No Greater than 2%
Delivery Variance                                                  Plus/Minus 5%
PMI                                             All Loans [greater than] 80% LTV
Approximate Subordination                                                  4.00% +/-50bps
Expected Rating Agencies                           Moody's or S & P plus 1 other

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Bank of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                      Exhibit 99


                          Banc of America Securities


                   Bank of America Mortgage Securities, Inc.
                                 BOAMS 2001-6
                       30 Year Jumbo Fixed Rate Product
                            Collateral Description

                                   Group II

Product                                                      Jumbo 30 Year Fixed
Amount                                                               125,000,000 +/-5%
Settle                                                              May 30, 2001
Gross WAC                                                                 7.320% +/-10bps
WAC Range                                              Range [less than]=275 bps
Servicing Fee                                                             25 bps
WAM                                                                          177 +/-2mos
Weighted Average LTV                              [less than or equal to] 65.00%
LTV (greater than) 80% and (less than) 90.01%                  [less than] 5.00%
LTV (greater than) 90%                                         [less than] 1.00%
Maximum Loan Amount                                                   $1,000,000
Average Loan Balance                                                    $455,000 +/-$20,000

Occupancy                                       [greater than]90% Owner Occupied
                                                     [greater than]87.5% Primary
                                                        [less than]11% Secondary
                                                          [less than]2% Investor

Delinquency                                                          All Current
Property Type                                       [greater than]90% SF and PUD
Documentation Type                                [greater than]95% Full/Reduced
Loan Purpose                                             [less than]21% cash-out
State Concentration                                            [less than]40% CA
Zip Code Concentration                                     No Greater than 2.25%
Delivery Variance                                                  Plus/Minus 5%
PMI                                             All Loans [greater than] 80% LTV
Approximate Subordination                                                  2.00% +/-50bps
Expected Rating Agencies                           Moody's or S & P plus 1 other

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Bank of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.